UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 11, 2013

Date of Report (date of earliest event reported)

ASTEX PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-27628	91-1841574
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

4140 Dublin Blvd., Suite 200
Dublin, CA 94568

(Address of principal executive offices)

(925) 560-0100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

As previously disclosed, on September 5, 2013, Astex Pharmaceuticals, Inc., a Delaware corporation (“Astex” or the “Company”), Otsuka Pharmaceutical Co., Ltd., a Japanese joint stock company (“Otsuka” or “Parent”), and Autumn Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Parent (“Acquisition Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), providing for the merger of Acquisition Sub with and into the Company with the Company becoming a wholly owned subsidiary of Parent (the “Merger”) pursuant to Section 251(h) of the Delaware General Corporation Law (the “DGCL”).  Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Acquisition Sub commenced a cash tender offer to purchase all of the issued and outstanding shares of Astex common stock, $0.001 par value per share (the “Shares” or the “Common Stock”) at a purchase price of $8.50 per share, net to the holder thereof in cash (the “Offer Price”), without interest and less applicable withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated September 13, 2013 (the “Offer to Purchase”), and in the related Letter of Transmittal (the “Letter of Transmittal” which, together with the Offer to Purchase, as each may be amended or supplemented from time to time in accordance with the Merger Agreement, constitute the “Offer”).

Item 2.01              COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The Offer and withdrawal rights expired as scheduled at 12:00 midnight, New York City time, at the end of the day on October 10, 2013. Computershare Trust Company, N.A., the depositary, has advised that, as of that time, 49,774,483 Shares had been validly tendered and not properly withdrawn in the Offer, representing approximately 52.3% of the Shares outstanding at such time. All Shares that were validly tendered into the Offer and not properly withdrawn have been accepted for payment by Acquisition Sub.

On October 11, 2013, Parent consummated the Merger pursuant to the terms of the Merger Agreement and in accordance with Section 251(h) of the DGCL. Acquisition Sub was merged with and into the Company with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Parent.

The foregoing summary description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission (the “SEC”) on September 5, 2013, incorporated herein by reference.

The aggregate consideration paid by Parent in the Offer and the Merger was approximately $886 million, without giving effect to related transaction fees and expenses.

Item 3.01              NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On October 11, 2013, in connection with the consummation of the Merger, the Company notified the NASDAQ Global Market (“NASDAQ”) of its intent to remove the Common Stock from listing on NASDAQ and requested that NASDAQ file a delisting application with the SEC to delist and deregister the Common Stock. On October 11, 2013, NASDAQ filed with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister the Common Stock. The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the Common Stock and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03              MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

In connection with the consummation of the Merger, each Share issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) was cancelled and converted into the right to receive the Offer Price, net to the seller in cash, without interest thereon and less any applicable withholding taxes, except for (i) Shares owned by Parent, Acquisition Sub or the Company, or by any direct or indirect wholly-owned subsidiary of Parent, Acquisition Sub or the Company, which were cancelled without consideration and extinguished, and (ii) Shares held by stockholders who properly exercised their appraisal rights under Delaware law.

The information disclosed under Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01              CHANGES IN CONTROL OF REGISTRANT

As a result of Acquisition Sub’s acceptance for payment of all Shares that were validly tendered and not properly withdrawn in accordance with the terms of the Offer and the consummation of the Merger under Section 251(h) of the DGCL on October 11, 2013, a change in control of the Company occurred. Upon the Effective Time, the Company became a wholly-owned subsidiary of Parent. The information disclosed under Item 3.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02              DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

In accordance with the terms of the Merger Agreement and in connection with the consummation of the transactions contemplated thereby, both Toshiki Sudo and Hajime Seki, the directors of the Acquisition Sub immediately prior to the Effective Time, were appointed to serve as directors on the Board of Directors of the Company (the “Board”) at the Effective Time, to hold office in accordance with the certificate of incorporation and bylaws of the Company until their respective successors are duly elected or appointed and qualified. In addition, each director of the Company immediately prior to the Effective Time resigned from and ceased serving as a director of the Board effective immediately prior to the Effective time.

Information about Messrs. Sudo and Seki is contained in the Offer to Purchase dated September 13, 2013 and filed by Parent and Acquisition Sub as Exhibit (a)(1)(A) to the Tender Offer Statement on Schedule TO, originally filed with the SEC on September 13, 2013, as subsequently amended, which information is incorporated herein by reference.

Item 5.03              AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Pursuant to the Merger Agreement, at the Effective Time, the certificate of incorporation of the Company was amended and restated in its entirety to read identically to the certificate of incorporation of Acquisition Sub as in effect immediately prior to the Effective Time, except Article I of the certificate of incorporation was amended and restated to read in its entirety as follows: “The name of the corporation is Astex Pharmaceuticals, Inc.”

Also pursuant to the Merger Agreement, at the Effective Time, the bylaws of the Company were amended and restated in their entirety to read identically to the bylaws of Acquisition Sub as in effect immediately prior to the Effective Time, except the title of the bylaws was amended and restated in its entirety to read as follows: “By-Laws of Astex Pharmaceuticals, Inc.”

The certificate of incorporation and the bylaws of the Company as so amended are attached as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and are incorporated by reference herein.

Item 8.01              OTHER EVENTS

On October 11, 2013, Otsuka Holdings Co., Ltd. (“Ultimate Parent”) issued a press release announcing the expiration and results of the Offer and the consummation of the Merger. A copy of this press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01              EXHIBITS

(d) The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Astex Pharmaceuticals, Inc., effective as of October 11, 2013.

3.2	Bylaws of Astex Pharmaceuticals, Inc., effective as of October 11, 2013.

20.1	Tender Offer Statement on Schedule TO filed by Autumn Acquisition Corporation (incorporated by reference in its entirety as originally filed with the SEC on September 13, 2013).

99.1

Press Release issued by Ultimate Parent, dated October 11, 2013 (incorporated by reference to Exhibit (a)(5)(B) to Amendment No. 4 to the Schedule TO of Acquisition Sub filed with the SEC on October 11, 2013).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ASTEX PHARMACEUTICALS, INC.

	By:	/s/ MICHAEL MOLKENTIN
Name: Michael Molkentin
Title: Chief Financial Officer

Dated: October 11, 2013

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Astex Pharmaceuticals, Inc., effective as of October 11, 2013.

3.2	By-Laws of Astex Pharmaceuticals, Inc., effective as of October 11, 2013.

20.1	Tender Offer Statement on Schedule TO filed by Autumn Acquisition Corporation (incorporated by reference in its entirety as originally filed with the SEC on September 13, 2013).

99.1

Press Release issued by Ultimate Parent, dated October 11, 2013 (incorporated by reference to Exhibit (a)(5)(B) to Amendment No. 4 to the Schedule TO of Acquisition Sub filed with the SEC on October 11, 2013).